UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

April 1, 2015

IMS Health Holdings, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-36381	27-1335689
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

83 Wooster Heights Road

Danbury, CT 06810

(Address of Principal Executive Offices, including Zip Code)

(203) 448-4600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is being filed to amend the Current Report on Form 8-K filed April 1, 2015 (the “Initial 8-K”) by IMS Health Holdings, Inc. (“IMS Health”) to include financial information referred to in Item 9.01 of the Initial 8-K relating to the acquisition of certain customer relationship management and strategic data businesses of Cegedim, SA (“Cegedim”). This Current Report on Form 8-K/A does not otherwise amend or update any other information contained in the Initial 8-K.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

(1)	The historical Audited Combined Financial Statements of Cegedim as of and for the three years ended December 31, 2014 are filed as Exhibit 99.1 to this Form 8-K/A.

(b)	Pro Forma Financial Information

(1)	The Unaudited Pro Forma Condensed Combined Financial Statements as of and for the year ended December 31, 2014 are filed as Exhibit 99.2 to this Form 8-K/A.

(d)	Exhibits

99.1	Cegedim Audited Combined Financial Statements as of and for the three years ended December 31, 2014

99.2	Unaudited Pro Forma Condensed Combined Financial Statements as of and for the year ended December 31, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMS Health Holdings, Inc.

By:	/s/ Ronald E. Bruehlman
Name:	Ronald E. Bruehlman
Title:	Senior Vice President and Chief Financial Officer

Date: May 4, 2015